SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549
                     ----------------------------------

                                 FORM 8-K



                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the

                    Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):    April 22, 2004
                                                  --------------------


                     COAST FINANCIAL HOLDINGS, INC.
--------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



        Florida                      000-50433             14-1858265
----------------------------  ------------------------   -----------------
(State or Other Jurisdiction  (Commission File Number)    (IRS Employer
       Incorporation)                                     Identification
                                                              Number)




2412 Cortez Road West, Bradenton, Florida               34207
-----------------------------------------             ----------
(Address of Principal Executive Offices)              (Zip Code)


Registrant's telephone number, including area code:  (941) 752-5900
                                                     --------------

Item 7.  Financial Statements and Exhibits.

(a)	Not Applicable

(b)	Not Applicable

(c)	Exhibits required by Item 601 of Regulation S-K

Exhibit No.     Description
-----------     -----------

99.1 Press Release, issued April 22, 2004, regarding earnings for the first quarter of 2004.

Item 12.  Results of Operations and Financial Condition.

     On April 22, 2004, Coast Financial Holdings, Inc., a Florida corporation (the "Company"), issued a press release announcing its earnings for the first quarter of 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     This press release is furnished pursuant to Item 12 of this Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Further, the information in this report (including the exhibit hereto) is not to be incorporated by reference into any of the Company's filings with the Securities and Exchange Commission, whether filed prior to or after the furnishing of these certificates, regardless of any general or specific incorporation language in such filing.




[Rest of Page Intentionally Blank.  Signature on following Page.]

                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  COAST FINANCIAL HOLDINGS, INC.

Date:  April 22, 2004             By: /s/ Brian F. Grimes
                                      -------------------------
                                      Brian F. Grimes
                                      Chief Financial Officer

                              EXHIBIT INDEX
                              -------------


Exhibit No.     Description
-----------     -----------

99.1 Press Release, issued April 22, 2004, regarding earnings for the first quarter of 2004.